Exhibit 10.9

CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10) AND REPLACED WITH [***]. SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

CONTRACT TRANSFER AND LICENSE AGREEMENT

This Contract Transfer and License Agreement (the “License Agreement” or “Agreement”) is made on October 1, 2019 by and between Biocon Limited, a company duly incorporated under the laws of India having a principal place of business at 20th KM., Hosur Road, Electronics City P.O, Bangalore-560100, India (“Biocon”) and Bicara Therapeutics Inc., a company duly incorporated under the laws of Delaware having a principal place of business at 245 Main Street, Cambridge, MA 02142, County of Middlesex (“Bicara”).

RECITALS

A.	WHEREAS, Biocon owns or controls certain patents, patent applications, proprietary know-how, scientific and technical information relating to certain Products (as defined below);

B.

WHEREAS, Bicara is in the business of research, development, and commercialization of products in the Field and desires to receive a license under such intellectual property rights and an assignment of certain contracts related to the Products; and

C.	WHEREAS, Biocon desires to grant Bicara a license to research, develop, manufacture and commercialize the Products in the Territory and to assign such contracts to Bicara.

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Article 1 Definitions and Interpretation

As used in this License Agreement, the capitalized terms have the meaning given thereto in this Article 1 or elsewhere in this License Agreement:

1.1

“Affiliate” means, with respect a particular Party, a person, corporation, firm or other entity that controls, is controlled by or is under common control with such Party, for so long as such control exists. For the purposes of this definition, “control” means the actual power, either directly or indirectly to direct or cause the direction of the management and policies of such person, corporation, firm or other entity, whether by the ownership of more than fifty percent (50%) of the voting stock of such corporation, firm or other entity, or by contractual arrangement or otherwise. Notwithstanding the foregoing, for the purpose of this License Agreement, Biocon and Bicara are not to be considered as Affiliates.

1.2

“Applicable Laws” means any and all laws, regulations, ordinances, decrees, judicial and administrative orders (and any license, franchise, permit or similar right granted under any of the foregoing), policies, and other requirements of any applicable governmental authority that govern or otherwise apply to a Party’s activities in connection with this Agreement.

1.3	“Assumed Contracts” means those contracts entered into by Biocon that are listed in Schedule 1.3 to this License Agreement.

1.4

“Biocon Know-How” means any and all Know-How Controlled by Biocon or its Affiliates as of the Effective Date or at any time during the Capture Period (other than Arising IP) that is necessary or reasonably useful to practice the subject matter of the Biocon Patents or to make use, sell, offer to sell, import and otherwise exploit Products.

1.5	“Biocon Materials” means the following information and materials: (a) [***]; (b) [***], each as detailed in Schedule 1.5 to this Agreement.

1.6

“Biocon Patents” means any and all patents or patent applications owned or Controlled by Biocon or its Affiliates as of the Effective- Date or at any time during the Capture Period (other than Arising IP) that Cover a Product or Biocon Materials, including those patents and patent applications listed in Schedule 1.6, and any patents issuing therefrom and any divisions, continuations, continuations-in-part (to the extent claiming the same subject matter), reissues, renewals, substitutions, extensions, registrations, reexaminations, revalidations, supplementary protection certificates and the like of any patents and patent applications thereof, including any foreign counterparts to any of the foregoing. Any additional patents and patent applications Controlled by Biocon or its Affiliates during the Capture Period that Cover a Product or the Biocon Materials shall automatically be added to Schedule 1.6 and be included in the Biocon Patents.

1.7	“Biocon Technologies” means collectively; the Biocon Materials, Biocon Know-How, and Biocon Patents.

1.8	“Business Days” means any day other than a Saturday, Sunday, or any other day on which commercial banks in Bangalore, India or Boston, Massachusetts are authorized or required by law to remain closed.

1.9	“Capture Period” means the period from [***] until [***]; provided that the Capture Period [***].

1.10

“Confidential Information” of a Party (the “Disclosing Party”) means and includes, without limitation, any and all technical and non-technical information and material disclosed by or on behalf of the Disclosing Party to the other Party (the “Receiving Party”) or its Affiliates or its or their respective employees, officers, directors or representatives in connection with this Agreement, including, but not limited to, Know-How, trade secrets, Biocon Technology, and other non-public technical/process/scientific information regarding study, drug, research, experimental work, clinical development plans, protocols, drug delivery regiments, and equipment, whether tangible or intangible, and whether stored or compiled physically, electronically, digitally, graphically, photographically, or in writing, that is either marked “Confidential” or “Proprietary,” or is known, or reasonably should be known, by the Receiving Party to be confidential. The terms of this Agreement are the Confidential Information of both Parties.

1.11

“Control” or “Controlled” means, (a) with respect to materials, data or information, physical possession or the right to such physical possession of those items, and (b) with respect to intellectual property rights or Know-How, possession of the power and authority, whether arising by ownership, license, or other authorization, to grant and authorize the assignments, licenses or sublicenses, as applicable, under such intellectual property rights or Know-How of the scope granted under this Agreement.

1.12

“Cover” means, with respect to any subject matter, that the manufacture, use, sale, offering for sale, importation, exportation, or other exploitation of such subject matter that would infringe a claim of a patent or patent application at the time thereof absent ownership or license therein or thereto, as applicable. For clarity, with respect to a claim within a patent application, “Cover” includes a claim in such patent application if such claim were issued as then prosecuted. “Covered” and “Covering” shall have correlative meanings.

1.13	“Effective Date” has the meaning set forth in the preamble.

1.14	“Field” means [***].

1.15

“Know-How” means any and all materials, technology, data, results, technical and scientific information, specifications, instructions, processes, formulae, methods, protocols, inventions, knowledge, ideas, developments, sequences, techniques, compositions, chemistries, algorithms, research, modifications, improvements, discoveries, know-how, expertise and trade secrets, and any intellectual property rights embodying any of the foregoing, but excluding any patent rights.

1.16

“Marketing Approval” means, with respect to Product for an indication within the Field, in a particular jurisdiction, approval by the Regulatory Authority of any application (including supplements, amendments, pre- and post-approvals and price approvals) for initiating commercialization of such Product in such jurisdiction, including any price approval or reimbursement as may be reasonably necessary to market or sell such Product in such jurisdiction.

1.17	“Party” or “Parties” means and refers to Biocon and/or Bicara individually, or collectively, as the context permits.

1.18

“Product” means [***]. For clarity, Product shall include drug substance, formulations, delivery device in any form or dosage. Products shall include, without limitation, the product candidates referred to by Biocon as [***] (such product candidates collectively, the “Product Candidates”) as of the Effective Date, each as set forth in more detail on Schedule 1.18.

1.19

“Regulatory Approval” means, with respect to the Product within the Field in a jurisdiction, any and all approvals, licenses, registrations, or authorizations of any Regulatory Authority necessary in order to import, export, develop, conduct clinical trials, manufacture, sell, offer for sale, or market the Product in such jurisdiction including Marketing Approval.

1.20

“Regulatory Authority” means, with respect to a particular country, any federal, national, multinational, state, provincial or local regulatory agency, department, bureau, or other governmental entity with authority over the development, manufacture, commercialization, including granting of Marketing Approvals with respect to Product including the Drugs Controller General of India (DCGI), European Medicines Agency (EMEA), the United States Food and Drug Administration (FDA), and, in each case, any successor entity thereto.

1.21	“Territory” shall mean [***].

1.22	“Third Party” means any entity other than Biocon or Bicara or any of their respective Affiliates.

Article 2 License and Transfer of Assumed Contracts,

2.1

Subject to the terms and conditions of this License Agreement, Biocon hereby grants to Bicara an [***] license, with the right to grant and authorize sublicenses (subject to Section 2.2), under the Biocon Technology, to make, use, sell, offer to sell, import, and otherwise exploit Products in the Field.

2.2	Notwithstanding anything contrary contained herein, [***] with the provisions of this License Agreement.

2.3

To the extent there is any inconsistency between Bicara’s obligations to the counterparties under the Assumed Contracts and Bicara’s obligations to Biocon under this License Agreement, the [***] shall prevail and [***] shall not be deemed to be in breach of [***] by acting in accordance with the provisions of [***].

2.4

Except as expressly set forth herein, no right or license under any information, patent rights or other intellectual property rights is granted or shall be granted by implication. All rights or licenses are or shall be granted only as expressly provided in the terms of this License Agreement.

2.5

Assignment of Assumed Contracts. Biocon hereby assigns to Bicara, and Bicara hereby assumes, the Assumed Contracts. Bicara shall perform and fulfil all obligations of Biocon under the Assumed Contracts with effect from the Effective Date. Biocon and Bicara shall send out a notice of assignment to the counterparties of Assumed Contracts. To the extent that any of the Assumed Contracts cannot be assigned to Bicara without the consent of the relevant counterparty, Biocon shall use reasonable endeavors to obtain such consent.

2.6	Transition Arrangement. Until each Assumed Contract has been assigned to Bicara:

(i) Biocon shall hold the benefit of that Assumed Contract in trust for Bicara, exercise its rights as Bicara may direct or approve in writing, and account to Bicara for any sums (or other benefits) which arise under such Assumed Contract;

(ii) Biocon shall continue to be responsible to perform and discharge the obligations under the relevant Assumed Contract, but in doing so Biocon shall act only in accordance with Bicara’s written directions and Bicara will cooperate in Biocon’s transfer of the Assumed Contracts to Bicara;

(iii) [***] shall [***] any costs and expenses which [***] shall properly and reasonably incur (in accordance with [***] written instructions) and, subject to Section 5.3, indemnify and hold harmless [***] against [***] Losses properly and reasonably incurred by [***] and arising from any Third Party claim, action or proceeding, in each case in connection [***], except to the extent arising from [***].

2.7

Without limiting Sections 2.5 and 2.6 above, if Biocon is unable to obtain the necessary consent to assign to Bicara an Assumed Contract, Biocon agrees to cooperate with Bicara, as reasonably requested in writing by Bicara, to enter directly into a corresponding agreement to which Bicara is a party, upon execution of which such agreement that Biocon is unable to assign shall cease to be an Assumed Contract.

Article 3 Development and Commercialization.

3.1

Subject to the terms and conditions of this Agreement, as between the Parties, Bicara, at its own expense, cost, and consequences, and further in compliance with all Applicable Laws, shall be responsible for research, development, manufacturing, and commercialization of Product, including obtaining Marketing Approvals and other Regulatory Approvals in its own name and in its discretion in the Territory.

3.2

Subject to the terms and conditions of this Agreement, as between the Parties, [***] shall be solely responsible for all costs and consequences, including any suits, demands, penalties, and liabilities, including any claims with respect to intellectual property infringement, product liability or product recall associated with its exploitation of the Products. [***] shall satisfy all such claims without prejudice and without recourse to [***], except to the extent such claims arise from breach of this Agreement by [***] negligence or willful misconduct.

3.3

Subject to the terms and conditions of this Agreement, within [***] days after the Effective Date, Biocon shall transfer to Bicara all Biocon Know-How and Biocon Materials in existence as of the Effective Date. Thereafter during the Capture Period, [***] Biocon shall deliver to Bicara any additional Biocon Materials or Biocon Know-How that comes into the possession or Control of Biocon or its Affiliates. The mode of such transfer shall be as mutually determined by the Parties in good faith with the goal of efficiency and cost effectiveness.

Article 4 Intellectual Property Rights.

4.1

Arising IP. As between the Parties, [***] shall own all rights, title and interest in any and all inventions, discoveries, technology, subject matter conceived, developed or reduced to practice by Bicara with respect to subject matter of this License Agreement or otherwise resulting from the activities of Bicara in exercising its rights under this license Agreement (collectively “Arising IP”). [***]

4.2

Registration of License. Bicara undertakes to use commercially reasonable efforts to take all steps necessary and to bear all related costs, fees, and duties: (i) to register itself as licensee of the Product, Biocon Materials and the Regulatory Approvals, when so requited by Applicable Law; and (ii) to complete all other necessary formalities (such as delivery of all necessary signatures, documents and information) requested in the respective countries by any governmental authority in relation to the licenses granted under this License Agreement.

4.3

Prosecution and Maintenance of Biocon Patents. Following the Effective Date, Bicara shall have the sole right to prosecute and maintain and shall use commercially reasonable efforts to prosecute and maintain any Biocon Patents in the Territory, in Biocon’s name and at [***] sole cost and expense using counsel reasonably acceptable to Biocon. Bicara shall consult with Biocon as to the prosecution and maintenance of Biocon Patents in the Territory and shall provide Biocon copies of relevant drafts and documents in advance of such consultation. Bicara shall periodically update the status of such prosecution and maintenance of Biocon Patents in the Territory and shall provide to Biocon copies of all relevant filings including correspondence with patent office within [***] days of filing. Bicara shall consider the comments of Biocon in good faith. Biocon shall provide Bicara all reasonable assistance and cooperation to assist Bicara in prosecuting and maintaining the Biocon Patents under this Section 4.3. Further, within [***] days after the Effective Date, Biocon shall transfer to Bicara or its designee all file wrappers and prosecution histories for the Biocon Patents.

4.4

Discontinuation; Abandonment of Biocon Patents. If Bicara wishes to discontinue the prosecution of any patent application or to abandon any patent within the Biocon Patents, Bicara shall inform Biocon at least [***] days prior to such discontinuance and Biocon shall, at its option, have the exclusive tight to prosecute such patent application or maintain such patent at its expense prior to the date that such discontinuance would otherwise take effect, and such patents shall remain subject to the license granted to Bicara under this License Agreement.

4.5	Prosecution and Maintenance of Arising IP. Bicara shall have the sole right, but not obligation, to prosecute and maintain any Arising IP in the Territory.

4.6	Intellectual Property Rights Infringements.

4.6.1

If either Party becomes aware of any product or activity of any Third Party that involves or may involve infringement or other violation of any Biocon Patents in the Territory (each, an “Infringement”), it shall promptly (but in any event within [***] Business Days of becoming aware of such Infringement) notify the other Party in writing of the infringement or violation.

4.6.2

Bicara (or its designee) shall have the first right to bring and control any legal action to enforce Biocon Patents against any Infringement and to defend against any Third Party challenge of the Biocon Patents, at its sole expense as it reasonably determines appropriate. If Bicara or its designee fails to abate such Infringement or to file an action to abate such Infringement and/or fails to defend against such challenge, within [***] days after a written request from Biocon to do so, or if Bicara discontinues the prosecution of any such action after filing without abating such Infringement, then Biocon shall have the right to enforce and/or defend the Biocon Patents, as applicable, against such Infringement and/or Third Party challenge, as applicable, at its own expense as it reasonably determines appropriate; provided that: (a) [***]; and (b) [***]. Notwithstanding the foregoing, [***] shall continue to defend [***] (the “Challenged Patent”) against any Third Party challenge brought prior to the Effective Date, at its own expense, and [***] shall reasonably consult with [***] with respect to such defense and shall not enter into any settlement, without the prior written consent of [***]. At the request of the Party bringing an action related to Infringement in accordance with this Section 4.6.2, the other Party shall provide reasonable assistance in connection therewith, including executing reasonably appropriate documents, cooperating in discovery, and joining as a party to the action if required by Applicable Laws to pursue such action, at each such Party’s sole cost and expense. Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery obtained by either or both Biocon and Bicara in connection with or as a result of any Infringement or defense of any Biocon Patent, whether by settlement or otherwise, shall be shared in order as follows: (i) the Party which initiated and prosecuted or defended the action shall recoup all of its costs and expenses incurred in connection with the action; (ii) the other Party shall then, to the extent possible, recover its costs and expenses in connection with the action; and (iii) the portion of any recovery remaining, whether by settlement or judgment, that is allocable to an Infringement or to the defense of Biocon Patent against a Third Party challenge shall be shared between Biocon and Bicara as follows: (x) [***] to the enforcing Party and (y) [***] to the non-enforcing Party.

4.6.3

If any Third Party threatens or commences a lawsuit against either Party alleging the Product or Biocon Materials in any way infringes or otherwise violates any intellectual property rights or any other rights of such Third Party in the Territory, that Party shall promptly notify the other Party in writing.

Article 5 Indemnification

5.1

By Bicara. Bicara shall indemnify, defend, and hold harmless Biocon, its Affiliates, and its and their respective directors, officers, employees, contractors, agents, and assigns (collectively, the “Biocon Indemnitees”) against any losses, liabilities, damages, or expenses (including reasonable attorney fees) (individually and collectively, “Losses”) arising from any Third Party claim, action, or proceeding to the extent resulting from: (a) [***]; (b) [***]; or (c) [***], except in each case (a)-(c) above, to the extent arising from [***] or [***].

5.2

By Biocon. Biocon shall indemnify, defend, and hold harmless Bicara, its Affiliates, and its and their respective directors, officers, employees, contractors, agents, and assigns (collectively, the “Bicara Indemnitees”) against any Losses arising from any Third Party claim, action, or proceeding to the extent resulting from: (a) [***]; or (b) [***], except in each case (a) and (b), to the extent arising from [***] or [***].

5.3

Procedure. A Party seeking indemnification pursuant to this Article 5 shall (a) give the indemnifying Party prompt written notice of the applicable Third Party claim, suit, or proceeding (“Claim”) (including a copy thereof) served upon it with respect to which such Party intends to claim such indemnification; (b) give the indemnifying Party sole control of the defense and/or settlement thereof; and (c) fully cooperate with the indemnifying Party and its legal representatives in the investigation of any matter the subject of indemnification at the indemnifying Party’s expense. Notwithstanding the foregoing, the indemnifying Party shall have no obligations for any Claim if the indemnified Party makes any admission, settlement or other communication regarding such Claim, without the prior written consent of the indemnifying Party, which consent shall not be unreasonably withheld. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim that has been assumed by the indemnifying Party.

Article 6 Consideration.

6.1	In consideration of the license granted herein by Biocon, pursuant to this Agreement Bicara shall pay Biocon INR fifty-five crore (55 crore), being a fair value determined by an independent valuer.

6.2

Any and all liability related to tax (both direct and indirect) including withholding taxes with respect to any payment related to or otherwise in connection with this License Agreement arising in the Territory shall be sole responsibility of Bicara and further, in the event Biocon discharges any such liability, Bicara shall promptly reimburse Biocon.

Article 7 Representation. Warranties and Covenants

7.1	Each Party represents, warrants, and covenants to the other as follows:

7.1.1	it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation and operations;

7.1.2

it has, and will have on all relevant dates, all requisite legal and corporate power to execute and deliver this Agreement, and to carry out and perform its obligations under the terms of this Agreement;

7.1.3	the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate corporate action; and

7.1.4	such Party audits Affiliates are not, and have not been, debarred or disqualified by any Regulatory Authority.

7.2	Biocon represents, warrants, and covenants to Bicara that:

7.2.1

as of the Effective Date, (a) Schedule 1.3 sets forth a complete and accurate list of all contracts entered into by Biocon with its Affiliate or Third Parties that are related to the Product and (b) the Assumed Contracts are in full force and effect and constitute valid and binding obligations of Biocon and, with respect to all other parties, to the knowledge of Biocon, are valid and binding. Neither Biocon nor, to the knowledge of Biocon, the other parties to the Assumed Contracts are in default thereunder, and Biocon has not received or given notice of any default thereunder from or to any of the parties thereto, and there exists no event as of the Effective Date which upon notice or the passage of time, or both, would reasonably be expected to give rise to any default of Biocon or, to the knowledge of Biocon, the other parties thereto. As of the Effective Date, to Biocon’s knowledge, there are no liabilities incurred by Biocon under any Assumed Contract or otherwise arising prior to the Effective Date. Biocon has not received written notice, nor does Biocon have any knowledge that any party to any Assumed Contract intends to cancel or terminate any Assumed Contract;

7.2.2

as of the Effective Date, Schedule 1.6 sets forth a complete and accurate list of all patents and patent applications Controlled by Biocon or its Affiliates that Cover the Products or the Biocon Material. Biocon and its Affiliates, as applicable, have properly filed, prosecuted and maintained all Biocon Patents, in each case, in accordance with Applicable Laws. The inventions claimed in the Biocon Patents were made solely by the inventor(s) named in the respective Biocon Patents without misappropriation of any trade secrets, confidential information, or other rights of any other person, and no other party has any rights with respect to any such inventions or to the Biocon Patents. All issuance, renewal, maintenance and other payments that are or have become finally due with respect to the Biocon Patents have been timely paid by or on behalf of Biocon;

7.2.3

no consent, approval, or authorization of, or registration, notification, declaration or filing to or with, any entity, including any Regulatory Authority or governmental authority, is required to be obtained or made by or with respect to Biocon or its Affiliates in connection with the execution, delivery or performance by Biocon of this Agreement or the consummation of the transactions contemplated hereby, including assignment of the Assumed Contracts to Bicara;

7.2.4

it has the right under the Biocon Technology to grant the licenses hereunder to Bicara, and it has not granted any license or other right under the Biocon Technology that is inconsistent with the licenses granted hereunder;

7.2.5

there are no claims, judgments, or settlements against Biocon pending, or to Biocon’s knowledge, threatened that invalidate or seek to invalidate Biocon Patent except the [***] which is under post grant opposition;

7.2.6

there are no pending, or to Biocon’s knowledge, threatened adverse actions, suits, or proceedings (including by Regulatory Authorities) against Biocon involving the Assumed Contracts, Biocon Technology or Product;

7.2.7

as of the Effective Date, to its knowledge, the Biocon Technology includes all patents and patent applications, Know-How, and Biocon Materials Controlled by Biocon or its Affiliates that is necessary or reasonably useful to develop, manufacture, and commercialize the Products set forth on Schedule 1.18 in the Field as such development, manufacture and commercialization is currently being conducted by Biocon or contemplated to be conducted by Bicara. Biocon has obtained, or caused its Affiliates to obtain, assignments from the inventors of all rights and embodiments in and to the Biocon Technologies;

7.2.8	as of the Effective Date, Biocon has complied with all Applicable Laws applicable to the development and manufacture of Products;

7.2.9

as of the Effective Date, Biocon owns all right, title and interest in and to the Biocon Technologies and the Product Candidates and the Biocon technologies are free and clear of any liens, pledges, charges, security interests, leases, adverse claims or encumbrances of any kind whatsoever and no Third Party, including any current or former employee or consultant of Biocon and its Affiliates, has any proprietary, commercial or other interest in any of the Biocon Technologies or Product Candidates; and

7.2.10

it will use reasonable efforts to update from time to time the list of Biocon Patents and Biocon Materials to set forth any additional Biocon Patents and Biocon Materials of which Biocon becomes aware during the Capture Period.

7.3

EXCEPT AS EXPRESSLY GIVEN IN THIS AGREEMENT, NEITHER PARTY MAKES ANY EXPRESS REPRESENTATION OR WARRANTIES AND EACH PARTY HEREBY EXCLUDES AND DISCLAIMS IN THEIR ENTIRETY ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

7.4

Each Party shall perform its obligations and exercise its rights under this license Agreement in compliance with all Applicable Laws, including environmental laws, anti-bribery laws, and regulatory guidelines in the Territory.

Article 8 Limitation of Liability

8.1

NOTWITHSTANDING ANYTHING TO THE CONTRARY EXCEPT FOR DAMAGES ARISING FROM ANY BREACH OF CONFIDENTIALITY OBLIGATIONS OR AS MAY BE PAYABLE PURSUANT TO A PARTY’S INDEMNITY OBLIGATIONS, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE, INDIRECT DAM AGES, LOSS OF PROFIT, LOSS OF REVENUE, OR LOSS OF USE, EVEN IF INFORMED OF POSSIBILITIES OF SUCH DAMAGES OR LOSSES. EXCEPT FOR DAMAGES ARISING FROM ANY BREACH OF CONFIDENTIALITY OBLIGATIONS OR AS MAY BE PAYABLE PURSUANT TO A PARTY’S INDEMNITY OBLIGATIONS, EACH PARTY’S LIABILITY FOR DIRECT DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT SHALL UNDER NO CIRCUMSTANCE EXCEED [***]. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THESE LIMITATIONS AND EXCLUSIONS APPLY REGARDLESS OF WHETHER LIABILITY ARISES FROM BREACH OF CONTRACT, WARRANTY OR TORT OR UNDER ANY THEORY OF JURISPRUDENCE.

Article 9 Pharmacovigilance and Post Marketing Surveillance

9.1

Bicara shall be solely responsible at its expense for complying with any post approval development, or post marketing activities such as any and all routine and non-routine Pharmacovigilance monitoring or studies, and post-marketing surveillance for the Product (including phase 4 clinical trials), including additional clinical trials to obtain, support or maintain Regulatory Approval with respect to the Product. Bicara shall own all data generated pursuant to this Article 9.

Article 10 Confidentiality

10.1

Permitted Use of Confidential Information. The Receiving Party shall not use or disclose any Confidential Information, directly or indirectly, for its own benefit, except to exercise its rights or perform its obligations under this Agreement. No other use or disclosure of Confidential Information is permitted except as set forth in this Article 10.

10.2

Non-Disclosure of Confidential Information. The Receiving Party agrees to protect and maintain the confidentiality of all Confidential Information obtained pursuant to this Agreement The Receiving Party shall limit access to the Disclosing Party’s Confidential Information to the Receiving Party’s directors, officers or employees, agents, contractors, licensees, sublicensees and consultants requiring the same on a “need to know” basis, and only then provided that such individuals are bound by a written obligations of non-use and non-disclosure at least as protective of the Confidential Information of Receiving Party as the terms hereof. Subject to Article 2 of this License Agreement, the Receiving Party shall not duplicate, disclose, or discuss any Confidential Information to or with any Third Patties, in whole or in part, without the prior written consent of the Disclosing Party, except the Receiving Party may disclose Confidential Information belonging to the Disclosing Party as follows: (a) to governmental or other regulatory agencies in order to obtain and maintain patent rights consistent with Article 4; (b) disclosure by Bicara or its Affiliate or sublicensee to gain or maintain approval to conduct clinical trials for a Product, to obtain and maintain Marketing Approvals, or to otherwise develop, manufacture, and commercialize Products; (c) disclosure required in connection with any judicial or administrative process relating to or arising from this Agreement (including any enforcement hereof) or to comply with applicable court orders or governmental regulations (or the rules of any recognized stock exchange or quotation system); or (d) disclosure to potential or actual investors or potential or actual acquirers or actual or potential sublicensees in connection with due diligence or similar investigations by such Third Parties; provided, in each case, that any such potential or actual investor or acquirer or sublicensee agrees to be bound by confidentiality and nonuse obligations consistent with those contained in this Agreement as they apply to the Receiving Party.

10.3

Exceptions to Confidential Information. Notwithstanding anything to the contrary set forth herein, the Receiving Party shall not be obligated to maintain the confidentiality of any information provided to it under this Agreement which:

10.3.1	was at the time of disclosure or subsequently became, through no act, fault or omission of the Receiving Party, available to the general public through publication or otherwise;

10.3.2	was subsequent to the disclosure, lawfully and independently received in good faith by the Receiving Party from a Third Party who was under no duty of confidentiality with respect to such disclosure;

10.3.3

was at the time of disclosure, already known to the Receiving Party without confidentiality obligations, as shown by written records in the possession of or available to the Receiving Party, provided that it was not directly or indirectly derived from the Disclosing Party or its Confidential Information; or

10.3.4

information which the Receiving Party can establish by competent evidence was subsequently and independently developed by employees of or on behalf of the Receiving Party without use of, reference to or access, direct or indirect, of Confidential Information protected by this Agreement.

10.4

Opportunity to Oppose Disclosure. If the Receiving Party is required by a governmental authority, Regulatory Authority, court of law or administrative order to disclose Confidential Information, then prior to any disclosure, and to the extent permitted by law, the Receiving Party agrees to immediately notify the Disclosing Party and to cooperate with the efforts of Disclosing Party to contest the disclosure, seek an appropriate protective order or other remedy to ensure the continued confidential treatment of such Confidential Information.

Article 11 MISCELLANEOUS

11.1

Assignability. This Agreement shall not be assigned in whole or in part by any of the Parties to any Third Parties without the prior consent of the other Party; provided, however, that each Party hereto shall be entitled to assign this Agreement without consent of the other Party to: (i) an Affiliate in which event the assigning Party will provide the other Party a written notice of such assignment; or (ii) any successor or Third Party that acquires all or substantially all of the assets to which this Agreement relates by sale, transfer, merger, reorganization, operation of law or otherwise. Any attempted assignment not in accordance with this Section 11.1 shall be void. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement.

11.2

Notice. All notices under this License Agreement shall be sent by registered or certified mail, postage prepaid, or by overnight courier service. Notices may be sent by facsimile if confirmed by also sending as described above.

If to Biocon:	If to Bicara:

Biocon Ltd	Bicara Therapeutics Inc.

20th KM Hosur Road Electronics City, Bangalore -560 100 India	245 Main Street Cambridge, MA 02142 United States

Attention: Managing Director	Attention: CMO

Copy to: Head - Legal

11.3

No Waiver. Failure, delay, or any partial exercise by either Party of any right, power, or privilege available to such Party hereunder shall not operate as a waiver or preclude further exercise by such Party of any other right, power, or privilege.

11.4

No License. Except as set forth in this License Agreement, no right or license, including but not limited to any patent, patent application, trademark, copyright, trade secret or know-how, is granted in the Disclosing Party’s Confidential Information to the Receiving Party.

11.5

Descriptive Headings and Interpretation. All section headings, tides, and subtitles in this Agreement are for convenience of reference only and are to be ignored in any construction of this Agreement’s provisions. This Agreement has been prepared on the basis of mutual understanding of the Parties and shall not be strictly construed against either Party as the drafter.

11.6

Governing Law and Dispute Resolution. This Agreement shall be governed by and shall be construed in accordance with the laws of England and Wales, without reference to conflicts of law principles. The Parties agree that they shall in good faith work towards implementation of this Agreement and any dispute arising out of or in relation to this Agreement shall be first attempted to be resolved amicably by mutual negotiations, failing which such dispute shall be finally resolved through binding arbitration conducted by International Chamber of Commerce (“ICC”) under its International Rules of Arbitration. The arbitration shall be held in London, England and shall be conducted in English by one arbitrator, appointed by both the Parties in accordance with said ICC rules. The arbitrator shall determine what discovery will be permitted, consistent with the goal of limiting the cost and time which the Parties must expend for discovery; provided the arbitrator shall permit such discovery as the arbitrator deems necessary to permit an equitable resolution of the dispute. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or a true copy thereof. The costs of the arbitration, including administrative and arbitrator’s fees, shall be shared equally by the Parties, and each Party shall bear its own costs and attorneys’ and witnesses’ fees incurred in connection with the arbitration, The decision of such arbitrator shall be written, reasoned, final, binding, and conclusive on the Parties, and judgment thereon may be entered in any court having jurisdiction over the Parties and the subject matter hereof. Notwithstanding the foregoing, either Party may apply to any court of competent jurisdiction for injunctive relief or other provisional relief as necessary to protective the rights or interests of such Party.

11.7

Force Majeure. If either Party is delayed in performing an obligation under this Agreement by strike, lockout, other labor troubles, restrictive governmental or judicial order; riots, insurrection, war, inclement weather, or Acts of God (each, a “Force Majeure”), performance under this Agreement is excused for the period of such delay. The Party affected by such Force Majeure event shall promptly notify the other in writing of the delaying event.

11.8	[***].

11.9

Relationship. The relationship hereby established between the Parties is solely that of independent contractors. This Agreement shall not create any agency, partnership, or joint venture relationship between the Parties.

11.10

No Third Party Beneficiary. Except as otherwise expressly provided herein, this Agreement shall be for the sole benefit of the Parties to this Agreement and is not intended nor shall be construed to give any person, other than the Parties hereto, any legal or equitable right, remedy or claim.

11.11

Severability. If any provision of this Agreement is held illegal, unenforceable, or otherwise invalid, such holding shall not affect the other provisions or applications of this Agreement which can be given effect; provided, however, that the Parties shall use their respective best efforts to replace the invalid provision in a manner that conforms as nearly as possible with the original intent of the Parties.

11.12

Complete Understanding. This Agreement including all schedules and annexures hereto and thereto, and other documents and instruments delivered in connection with the transactions contemplated herewith or therewith, constitutes the complete understanding between the Parties and merges and supersedes all prior discussions, agreements and understandings between the Parties with respect to the subject matter hereof.

11.13	Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original and all of which shall constitute one and the same document for all purposes.

11.14

Amendment. No amendment, modification, supplement, or novation of this Agreement or its Schedules, and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by the Parties.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties hereto have caused this License Agreement to be executed by affixing their signatures below.

Biocon Limited	Bicara Therapeutics Inc.

1. [***] Name: [***] Title: [***]	1. [***] Name: [***] Title: [***]

2. [***] Name: [***] Title: [***]	2. [***] Name: [***] Title: [***]

Schedule 1.3 (Assumed Contracts)

SI. No.	Biocon Entity	Counter Party	Type of Agreement	Start Date	End Date
1	Biocon Ltd	[***]	[***]	[***]	[***]
2	Biocon Ltd	[***]	[***]	[***]	[***]
3	Biocon Ltd	[***]	[***]	[***]	[***]
4	Biocon Ltd	[***]	[***]	[***]	[***]
5	Biocon Ltd	[***]	[***]	[***]	[***]
6	Biocon Ltd	[***]	[***]	[***]	[***]
7	Biocon Ltd	[***]	[***]	[***]	[***]
8	Biocon Ltd	[***]	[***]	[***]	[***]
9	Biocon Ltd	[***]	[***]	[***]	[***]

Schedule 1.5 (Biocon Materials)

[***]

Schedule 1.6 (Biocon Patents)

[***]

Schedule 1.18 (Product)

[***]